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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        FEBRUARY 19, 1999
                                                 -------------------------------


                              CELLPRO, INCORPORATED
               (Exact name of registrant as specified in charter)



         DELAWARE                          0-19472               94-3087971
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(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)



   22215 26TH AVENUE S.E., BOTHELL, WA                               98021
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code          (425) 485-7644
                                                    ----------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 3:

        On February 19, 1999, CellPro, Incorporated (the "Company") filed its Plan of Reorganization dated February 19, 1999 and the proposed Disclosure Statement dated as of February 19, 1999 related thereto. The filing was made in connection with the Company's Chapter 11 bankruptcy case currently pending with the U.S. Bankruptcy Court for the Western District of Washington. A hearing on the adequacy of the Disclosure Statement has been set for March 26, 1999.







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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CellPro, Incorporated
                                   ------------------------------------
                                        (Registrant)


Date:  February 19, 1999           /s/ Mark J. Handfelt
                                   ------------------------------------
                                   Name:  Mark J. Handfelt
                                   Title: Executive Vice President and General
                                          Counsel